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Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K for the period ending December 31, 2010 of A123 Systems, Inc. (the "Company"), as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Granara, Interim Chief Financial Officer and Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2011
/s/ JOHN GRANARA John Granara Interim Chief Financial Officer and Vice President of Finance

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  Exhibit 32.2